UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2021

RumbleOn, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-38248 (Commission File Number)	46-3951329 (I.R.S. Employer Identification No.)

901 W. Walnut Hill Lane		75038
Irving, Texas		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code (214) 771-9952

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to Vote of Security Holders.

The following matters were voted upon at the Special Meeting of Stockholders of RumbleOn, Inc. (the “Company”) held on July 30, 2021 (the “Special Meeting”). Each stockholder of Class A Common Stock was entitled to ten votes on each matter properly presented at the Special Meeting for each share of Class A Common Stock owned by that stockholder on the record date. Each stockholder of Class B Common Stock was entitled to one vote on each matter properly presented at the Special Meeting for each share of Class B Common Stock owned by that stockholder on the record date.

Proposal 1 – A proposal to approve the issuance of shares of RumbleOn Class B Common Stock in connection with the business combination of the Company and RideNow (the “Transaction”).

Class A Common Stock

Votes For	Votes Against	Abstain
50,000	0	0

Class B Common Stock

Votes For	Votes Against	Abstain
2,002,720	9,195	237

Proposal 2 – A proposal to amend RumbleOn's Articles of Incorporation to increase the number of shares of authorized Class B Common Stock from 4,950,000 to 100,000,000 shares.

Class A Common Stock

Votes For	Votes Against	Abstain
50,000	0	0

Class B Common Stock

Votes For	Votes Against	Abstain
1,976,381	34,489	1,282

Proposal 3 - A proposal to amend RumbleOn's 2017 Stock Incentive Plan (the “Incentive Plan”) to increase the number of shares of Class B Common Stock issuable thereunder from 700,000 to 2,700,000 shares and to extend the Incentive Plan for an additional ten years.

Class A Common Stock

Votes For	Votes Against	Abstain
50,000	0	0

Class B Common Stock

Votes For	Votes Against	Abstain
1,538,697	472,743	712

Proposal 4 – A proposal to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals.

Class A Common Stock

Votes For	Votes Against	Abstain
50,000	0	0

Class B Common Stock

Votes For	Votes Against	Abstain
1,944,518	66,798	836

There were no broker non-votes on these proposal.

Item 8.01. Other Events.

On July 30, 2021, the Company issued a press release announcing that the Company’s stockholders approved the Transaction. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated July 30, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: July 30, 2021	By:	/s/ Marshall Chesrown
Marshall Chesrown
Chief Executive Officer